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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549

                                 ___________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): May 20, 1999



                            PORTAL SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Charter)


         Delaware                  000-25829                   77-0369737
(State or Other Jurisdiction    (Commission File             (IRS Employer
       of Incorporation)             Number)               Identification No.)


                        20883 Stevens Creek Boulevard
                        Cupertino, California  95014
        (Address of Principal Executive Offices, Including Zip Code)


     Registrant's telephone number, including area code: (408) 343-4400
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Item 5.       Other Events

On May 20, 1999, Portal Software, Inc. ("Portal") announced its financial results for the first quarter ended April 30, 1999.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


Exhibit 99.1  Press Release dated May 20, 1999

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PORTAL SOFTWARE, INC.

Dated:  May 20, 1999            By:  /s/ JACK L. ACOSTA
                                   --------------------------
                                     Jack L. Acosta
                                     Chief Financial Officer
                                     and Vice President, Finance
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                                 EXHIBIT INDEX

Exhibit                     Description
-------                     -----------

99.1               Press Release dated May 20, 1999